                                                                    EXHIBIT 10.9

                         REGISTRATION RIGHTS AGREEMENT


       This Registration Rights Agreement ("Agreement") is entered into as of _____________, 1997, between First Sierra Financial, Inc., a Delaware corporation (the "Corporation") and Oren M. Hall, a resident of Sacramento County, California ("Hall").

                                    Recitals

       As of the date of this Agreement, the Corporation has purchased all of the issued and outstanding capital stock of Heritage Credit Services, Inc. ("Heritage") pursuant to that certain merger agreement dated as of ________________________, whereby Heritage was merged with First Sierra California, Inc. (the "Merger"). In connection with the consummation of such transaction, the Corporation has issued to Hall ______ shares of Common Stock, $____ par value, of the Corporation ("Common Stock"). The foregoing shares of Common Stock issued to Hall are hereinafter collectively referred to as the "Shares."

       The Corporation desires to grant to Hall certain registration rights with respect to Registrable Securities (hereinafter defined) held by Hall in accordance with and subject to the terms and conditions of this Agreement.

       NOW, THEREFORE, in consideration of the premises and the mutual covenants herein made, the parties hereto agree as set forth below.

       1. Registration Rights. Subject to the provisions of this Agreement and in addition to the rights under Sections 3 and 4 of this Agreement, Hall shall be entitled to have the Registrable Securities held by Hall included in any registration of Common Stock under the Securities Act of 1933, as amended (the "Securities Act") filed by the Corporation with the United States Securities and Exchange Commission (the "Commission"). The term "Registrable Securities" shall mean the Shares and any Common Stock issued as a dividend for or other distribution, including stock splits, with respect to or in exchange for or in replacement of any of the Shares.

       2.     Piggyback Rights.

              (a) If at any time or from time to time following 180 days after the closing of the Corporation's firm underwritten initial public offering of Common Stock (the "IPO") the Corporation proposes to file with the Commission a registration statement (whether on Form S-1, S-2 or S-3, SB-1, SB-2, or any equivalent form then in effect) for the registration under the Securities Act of any shares of Common Stock for sale to the public by the Corporation or on behalf of a stockholder of the Corporation for cash (excluding any shares of Common Stock issuable by the Corporation upon the exercise of employee or director stock options or solely relating to a Rule 145 transaction or pursuant to a shelf registration statement under Rule 415 or any successor provision initiated by the Company), the Corporation shall give Hall at least 30 days prior written notice of the filing of the proposed registration statement. The notice shall include a list of the states and foreign jurisdictions, if any, in which the Corporation intends to qualify such shares. If Hall desires to have any part of his shares of Registrable Securities included in the coverage of such registration statement, then Hall shall give written notice thereof to the Corporation (a "Participation Notice"). The Participation Notice shall state the number of Registrable Securities to be included in such registration (the "Specified Shares"). If a Participation Notice is given to the Corporation within 15 days after the date of the Corporation's notice, the Corporation shall, subject to the conditions and in accordance with the procedures set forth in Sections 5 and 6, and at its own expense as provided in Section 8, include in the coverage of such registration statement and qualify for sale under the blue sky or securities laws of the various states, the Specified Shares; provided, if the registration of which the Corporation gives notice is for a registered public offering involving an underwriting, the Corporation shall so advise Hall, and, provided further, if the managing underwriter for the Corporation indicates its belief in writing that the effect of including in the coverage of such registration statement all or part of the Specified Shares and the shares of Common Stock requested to be so included by other stockholders having contractual registration rights ("Other Requesting Stockholders") will materially and adversely affect the sale of the shares of Common Stock proposed to be sold by the Corporation (which statement of the managing underwriter shall also state the maximum number of shares, if any, which can be sold by all such holders without materially and adversely affecting the sale of the shares proposed to be sold by the Corporation (the "Maximum Shares")), then the number of shares of Common Stock which Hall and the Other Requesting Stockholders shall collectively have the right to include in such registration statement shall be reduced to the number of Maximum Shares set forth in such statement of the managing underwriter, such reduction to be effected on a pro rata basis (with respect only to Hall and the Other Requesting Stockholders who will continue to participate) in accordance with the number of shares requested to be so registered by each holder as compared to the total number of shares requested to be so registered by all holders.
The Corporation shall not limit the number of Registrable Securities to be included in a registration pursuant to this Agreement in order to include shares held by stockholders with no registration rights or to include founder's stock or any other shares of Common Stock issued to employees, officers, directors, or consultants pursuant to any employee benefit plan, or, with respect to registrations under Section 3 or 4 hereof, in order to include in such registration securities registered for the Corporation's own account or, with respect to registrations under this Section 2, in order to include in such registration Common Stock held by the Corporation as treasury stock.

              (b) The Corporation shall have the right to select any underwriters, including the managing underwriter, of any public offering of shares of Common Stock subject to the provisions of this Section 2. Nothing in this Section 2 shall create any liability on the part of the Corporation to Hall if the Corporation should decide not to file or to withdraw such a registration statement in accordance with the terms of this Agreement.

              (c) The Corporation may withdraw any registration statement and abandon any proposed offering initiated by the Corporation without the consent of Hall, notwithstanding the request of Hall to participate therein in accordance with this Section 2, if the Corporation determines that such action is in the best interests of the Corporation. The Corporation will promptly advise Hall of withdrawal of the Registration Statement. The Corporation shall have no right to withdraw any registration statement filed pursuant to Section 3 or 4 of this Agreement.

       3.     Demand Rights.

              (a) Subject to this Section 3(a) and Section 3(d), at any time and from time to time following 180 days after the closing of the IPO and continuing until the expiration of the 48 months after the IPO (the "Demand Period"), Hall may notify the Corporation of his demand for registration pursuant to this Section 3, in which case the provisions of this Section 3 shall apply. Such demand shall be with respect to at least $500,000 of Registrable Securities (based on the average closing price for the Common Stock on the NASDAQ national market or such U.S. securities exchange to which the Common Stock shall have been admitted to trading during the ten trading days immediately preceding the date of such request). If a demand referred to in the foregoing sentences is not made within the Demand Period, then the provisions of this Section 3 shall have no further force or effect (and Hall shall have no further rights under this Section 3) as of the expiration of the Demand Period.

              (b)    No more than one demand may be made under this Section 3.

              (c) In the event the Corporation's Board of Directors reasonably determines in good faith that the filing of a registration statement would be significantly disadvantageous to the Corporation, notwithstanding anything to the contrary contained in this Agreement, the Corporation may postpone the preparation and filing of the registration statement for such period (up to 120 days) as the Corporation shall in good faith deem necessary.

              (d) The Corporation also shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 3 during the period starting with the date 60 days prior to the Corporation's estimated date of filing of, and ending on the date six months immediately following the effective date of, any registration statement pertaining to the securities of the Corporation (other than a registration of securities with respect to any employee or directors stock option plan or debt securities), provided that the Corporation is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; provided further that such provision shall apply to a shelf registration pursuant to Rule 415 only for 90 days after the effectiveness thereof.

       4.     Registration on Form S-3.

              (a) At such time as the Corporation shall be eligible to register Common Stock on Form S-3 for sale on behalf of Hall following the IPO, in addition to the rights contained in the provisions of Sections 2 and 3, Hall shall have the right or from time to time to request registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by Hall); provided that no more than one such registration per calendar year may be requested under this Section 4.

              (b) If a request complying with the requirements of Section 4(a) hereof is delivered to the Corporation, the provisions of Sections 3(c), 3(d) and 6 hereof shall apply to such registration. If the registration is for an underwritten offering, the provisions of Sections 3(c), 3(d), 5 and 6 hereof shall apply to such registration.

       5. Certain Registration Conditions. Anything in this Agreement to the contrary notwithstanding, the Corporation shall not be required to effect a registration of any Registrable Securities pursuant to this Agreement, or file any post-effective amendment thereto:

              (a) unless Hall agrees (if such shares are included pursuant to Section 2) (i) to sell and distribute a portion or all of Hall's Registrable Securities in accordance with the plan or plans of distribution adopted by and through underwriters, if any, acting for the Corporation, and (ii) to bear a pro rata share of underwriter's discounts and commissions based on the proportion of shares of Registrable Securities registered; and

              (b) unless the Corporation and the underwriters for the Corporation, if any, shall have received from Hall all such information as the Corporation and such underwriters may reasonably request concerning Hall to enable the Corporation to include in the registration statement all material facts required to be disclosed therein. Notwithstanding the foregoing, Hall shall not be required to furnish to the Corporation any personal financial information of Hall unrelated to Hall's holdings of Registrable Securities or other securities of the Corporation, provided that Hall shall nonetheless be required to furnish all information reasonably requested by any such underwriter.

If a holder who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such holder shall be excluded therefrom by written notice from the Corporation, the underwriter or the initiating holders. The securities so excluded shall also be withdrawn from registration. If securities are so withdrawn from the registration and if the number of securities to be included in such registration was previously reduced as a result of marketing factors pursuant to Section 2, then the Corporation shall offer to all holders who have retained rights to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such holders requesting additional inclusion in accordance with Section 2(a) of this Agreement.

       6. Covenants and Procedures. If the Corporation becomes obligated under the provisions of Section 2, 3 or 4 to effect registration of shares of Registrable Securities on behalf of Hall:
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              (a)    The Corporation, at its own expense as provided in Section
8, shall prepare a registration statement covering such shares of Registrable Securities and use commercially reasonable efforts to cause such registration statement to be filed with the Commission within 60 days of the demand or request under Section 3 or 4 or receipt of a Participation Notice under Section 2 and to become effective and shall keep such registration statement effective for a period of one hundred twenty (120) days or until the holder or holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period the holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Corporation; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (I) includes any prospectus required by Section 10(a)(3) of the Securities Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and
(II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement; and the Corporation will file such post-effective amendments to such registration statement (and use commercially reasonable efforts to cause them to be effective) and such supplements as are necessary so that current prospectuses are at all times available during the period such registration statement is effective. Hall shall promptly provide the Corporation with such information with respect to Hall's shares of Registrable Securities to be so registered and, if applicable, the proposed terms of the offering thereof as is required for such registration. Further, if the shares of Registrable Securities to be covered by the registration statement are not to be sold to or through underwriters acting for the Corporation, the Corporation shall (i) deliver to Hall as promptly as practicable as many copies of preliminary prospectuses as Hall may reasonably request, and Hall shall keep a written record of the distribution of such preliminary prospectuses and shall refrain from delivery of such preliminary prospectuses in any manner or under any circumstances which would violate the Securities Act or the securities laws of any other jurisdiction, including the various states of the United States, (ii) deliver to Hall, as soon as practicable after the effective date of the registration statement, and from time to time thereafter while such registration statement is effective, as many copies of the prospectuses required to be delivered in connection with the sale of shares of Registrable Securities registered under the registration statement as Hall may reasonably request, and (iii) in case of the happening, after the effective date of such registration statement and during the period it is effective, of any event or occurrence which would be set forth in an amendment of or supplement to such prospectus to make any statements therein not misleading or to correct any misleading omissions, give Hall written notice thereof and prepare and furnish to Hall, in such quantities as Hall may reasonably request, copies of such amended prospectus or of such supplement to be attached to the prospectus in order that the prospectus, as so amended or supplemented, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

              (b) On or prior to the date on which the registration statement is declared effective, the Corporation shall use commercially reasonable efforts to register or qualify, and Hall, and his counsel, shall cooperate with the Corporation in connection with the registration or qualification of, the Registrable Securities covered by the registration statement for offer and sale under the securities or blue sky laws of each state and other jurisdiction of the United States as Hall or the underwriter reasonably requests, to use commercially reasonable efforts to keep each such registration or qualification effective, including through new filings, or amendments or renewals as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement, during the period such registration statement is required to be kept effective and to do any and all other acts or things necessary or advisable to enable the disposition in all such jurisdictions of the Registrable Securities covered by the applicable registration statement, provided that the Corporation will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified.

              (c) The Corporation shall cause all of Hall's Registrable Securities included in such registration statement to be listed, by the date of the first sale of such Registrable Securities pursuant to such registration statement, on each securities exchange on which the Common Stock of the Corporation is then listed or proposed to be listed, if any.

              (d) The Corporation shall provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

              (e) The Corporation shall make generally available to Hall an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than 45 days after the end of the 12-month period beginning with the first day of the Corporation's first fiscal quarter commencing after the effective date of the registration statement, which earnings statement shall cover said 12-month period, which requirement will be deemed to be satisfied if the Corporation timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act as soon as feasible.

              (f) The Corporation shall cooperate with Hall to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be sold under the registration statement, and enable such certificates to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Hall may request, subject to the underwriters' obligation to return any certificates representing Registrable Securities not sold.

              (g) The Corporation shall make available for inspection by Hall and any attorney, accountant or other agent retained by Hall (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Corporation, as shall be reasonably necessary to enable them to exercise their due diligence responsibility and cause the Corporation's officers, directors and employees to supply all nonconfidential information reasonably requested by any such Inspector in connection with such registration statement. As a condition to providing such access, the Corporation may require that any and all Inspectors execute and deliver confidentiality agreement, in form and substance acceptable to the Corporation, and that confidentiality procedures be observed with respect to such information.

              (h) The Corporation shall use commercially reasonable efforts to obtain a "cold comfort" letter from the Corporation's independent public accountants, and an opinion of counsel for the Corporation, each in customary form and covering such matters of the type customarily covered by cold comfort letters and opinions of counsel in connection with public offerings of securities.

       7.     Indemnification.

              (a) Indemnification by the Corporation. In the event of any registration under the Securities Act pursuant to this Agreement of shares of Registrable Securities held by Hall, the Corporation will hold harmless Hall and each person, if any, who controls Hall within the meaning of the Securities Act, against any losses, claims, damages or liabilities (including legal fees and costs of court), joint or several, to which Hall or such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Registrable Securities were registered under the Securities Act, any final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse Hall and each such controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage or liability; provided, the Corporation shall not be liable to any Hall or such controlling persons in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or final prospectus or such amendment or supplement in reliance upon and in conformity with information furnished to the Corporation through a written instrument duly executed by Hall or such controlling person specifically for use in the preparation thereof.

              (b) Indemnification by Hall. In the event of any registration hereunder of any shares of Registrable Securities then held by Hall, Hall shall indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 7(a)) the Corporation, each director of the Corporation, each officer of the Corporation who shall sign such registration statement, each underwriter of such Registrable Securities and any person who controls the Corporation or such underwriter within the meaning of the Securities Act, with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with information furnished to the Corporation through a written instrument duly executed by Hall specifically for use in the preparation of such registration statement, preliminary prospectus or final prospectus or such amendment or supplement thereto; provided, however, that Hall's liability hereunder shall not exceed the amount of the proceeds received by Hall in connection with the sale of Registrable Securities pursuant to such Registration Statement.

              (c) Indemnification Procedures. Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding Section 7(a) or (b), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action.
In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, and provided that the indemnifying party in fact assumes such defense, the indemnifying party will not be liable to such indemnified party for any legal or other expenses incurred after the date of such notice by the latter in connection with the defense thereof. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. The indemnified party shall be entitled to participate with its own counsel (at the indemnified party's own expense) if reasonably necessary to avoid a conflict of interest.

              (d) Contribution. If the indemnification provided for in Sections 7(a), (b) and (c) from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or a material omission, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. For purposes of the foregoing, it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 7(d), Hall shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of Hall were offered to the public exceeds the amount of any damages which Hall has otherwise been required to pay by reason of such untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

       8. Expenses. All expenses incurred by the Corporation in connection with any registration statement covering Registrable Securities including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), printing expenses, fees and disbursements of counsel for the Corporation and of its independent certified public accountants, the reasonable fees and disbursements of one counsel for collectively Hall and Other Requesting Stockholders whose shares are included in such registration, and the expense of qualifying such shares under state blue sky laws, shall be borne by the Corporation; provided, all underwriter's discounts and commissions relating to the shares of Registrable Securities to be sold by Hall shall be borne by Hall pro rata based on the proportion of shares of Registrable Securities registered on Hall's behalf.

       9. Dispositions During Registration. Upon written request by the Corporation, Hall will agree, upon the registration of any of Hall's shares of Registrable Securities not to sell or otherwise dispose of any shares of Common Stock (other than Registrable Securities covered by such registration, which may be sold in accordance with the plan or plans of distribution described in the registration statement) owned by Hall for a period of 90 days following the effective date of such registration statement or for such longer period (not to exceed 180 days) as may be required under the plan or plans of distribution set forth in such registration statement. Hall shall comply with the foregoing requirements even if the Registrable Securities are not being included in such registration, if (a) at such time Hall (together with such holder's Affiliates) owns 5% or more of the Common Stock not being registered by such registration and (b) other holders of 5% or more of the Common Stock not being registered by such registration are similarly bound. For purposes of this Agreement, "Affiliate" shall have the meaning given such term under the Securities Act.

       10. Term of Registration Rights. The registration rights granted pursuant to this Agreement shall terminate upon either (a) Hall's written consent or (b) the disposition of all shares of Registrable Securities (i) pursuant to registrations effected by the Corporation pursuant to Sections 2, 3 or 4 hereof or (ii) pursuant to Rule 144; provided, the demand registration rights granted to Hall pursuant to Section 3 shall terminate as of the expiration of the Demand Period. Notwithstanding the foregoing, the Corporation shall not be obligated to take any action to effect a registration pursuant to this Agreement if, at the time of Hall's request pursuant to Section 3 or 4 or Participation Notice pursuant to Section 2, Hall may sell in an existing market for the Common Stock all of the Registrable Securities requested to be included in a registration in a three-month period in reliance upon Rule 144, or any other rule or regulation of the Commission that may at any time permit Hall to sell securities to the public without registration.

       11. Information by Holder. Hall shall furnish to the Corporation such information regarding Hall and the distribution proposed by Hall as the Corporation may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance.

       12. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Corporation agrees to use its commercially reasonable efforts to:

              (a) Make and keep public information regarding the Corporation available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Corporation for an offering of its securities to the general public;

              (b) File with the Commission in a timely manner all reports and other documents required of the Corporation under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements;

              (c) So long as Hall owns any Registrable Securities, furnish to Hall forthwith upon written request a written statement by the Corporation as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Corporation for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Corporation, and such other reports and documents so filed as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any such securities without registration.

       13.    Miscellaneous.

              (a) Entire Agreement. This Agreement (including the documents referred to herein) and the Employment Agreement to be entered into between the Corporation and Hall constitute the entire agreement among the parties hereto and supersede any prior understandings, agreements, statements, or representations between the parties hereto, written or oral, to the extent they relate in any manner to the subject matter hereof including that certain letter of intent dated December 3, 1996.

              (b) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. Excepting Permitted Transfers (hereinafter defined), no party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other party except that Hall may assign Hall's rights, interest or obligations with the consent of the Corporation, which consent shall not unreasonably be withheld. The term "Permitted Transfer" shall mean (a) any transfer of Registrable Securities by Hall to any trust or other custodial arrangement created primarily for the benefit of one or more of Hall, Hall's spouse or other individuals comprising Hall's immediate family and (b) any transfer of Registrable Securities to Hall, Hall's spouse or the individuals comprising the immediate family of Hall upon the termination of such trust.

              (c) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

              (d) Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be sent by (i) personal delivery (including courier service), (ii) telecopier during normal business hours to the number indicated, or (iii) registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below (any communication shall be deemed given upon receipt):

       If to the Corporation:

                     First Sierra Financial, Inc.
                     Texas Commerce Tower, Suite 7050
                     600 Travis Street
                     Houston, TX 77002
                     Attention:  Thomas J. Depping
                     Telecopier No.:  713-221-1818

       If to Hall:

                     Oren M. Hall
                     c/o Heritage Credit Services, Inc.
                     2280 Vehicle Drive, Suite 100
                     Rancho Cordova, CA   95670
                     Telecopier No.:  (916) 638-7590

Any party may change its telecopier number or its address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

              (e) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. In any action related to this Agreement the prevailing party shall be entitled to an award of attorneys' fees and court costs incurred in such action including any appeal thereof.

              (f) Amendments and Waivers. No amendments of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Corporation and Hall. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

              (g) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                                           FIRST SIERRA FINANCIAL, INC.


                                           By:
                                              ----------------------------------
                                                  Thomas J. Depping, President




                                           -------------------------------------
                                           OREN M. HALL